Exhibit 10.22

                         THIRD AMENDMENT

          THIRD AMENDMENT, dated as of March 29, 2004 (this "Amendment"), to the Credit Agreement, dated as of June 6, 2002 (as amended pursuant to the First Amendment, dated as of December 10, 2002, and the Second Amendment, dated as of May 12, 2003, and as the same may be further amended (including pursuant to this Amendment), supplemented or otherwise modified from time to time, the "Credit Agreement"), among Roundy's Acquisition Corp., a Delaware corporation ("Holdings"), Roundy's, Inc., a Wisconsin corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties thereto (the "Lenders"), Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity, the "Administrative Agent"), Canadian Imperial Bank of Commerce, as syndication agent (in such capacity, the "Syndication Agent"), and the institutions listed in the Credit Agreement as documentation agents (collectively, in such capacity, the "Documentation Agents"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.


                      W I T N E S S E T H :


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

          WHEREAS, Holdings and the Borrower have requested certain amendments to the Credit Agreement as more fully set forth herein; and

          WHEREAS, the Lenders have agreed to such amendments but only on the terms and conditions contained in this Amendment.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1.     Defined Terms. Unless otherwise defined
herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. Amendments to Section 1.1. (a) The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended in their respective entireties to read as follows:

               "Commitment": as to any Lender, the sum of the Term B-1 Commitment and the Revolving Commitment of such Lender.

               "Facility": each of (a) the Term B-1 Commitments and the Term B-1 Loans made thereunder (the "Term B-1 Facility") and (b) the Revolving Commitments and the extensions of credit made thereunder (the "Revolving Facility").

               "Required Lenders": at any time, (a) the holders of more than 50% of the aggregate unpaid principal amount of the Term B-1 Loans then outstanding and (b) the holders of more than 50% of the Total Revolving Commitments then in effect or, if the Revolving Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding.

          (b) The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

               "provided, further, that the Applicable Margin with respect to Term B-1 Loans shall be (x) 1.00%, if such Loans are Base Rate Loans and (y) 2.00%, if such
          Loans are Eurodollar Loans".

          (c)  The definition of "Commitment Allocation Notice" in Section
1.1 of the Credit Agreement is hereby amended by adding the following parenthetical at the end thereof:

               "(or, in the case of such Lender's Term B-1
          Commitment, as of the Term B-1 Closing Date)".

          (d) The definitions of "Consolidated Fixed Charges", "Excess Cash Flow" and "Reinvestment Deferred Amount" in Section 1.1 of the Credit Agreement are hereby amended by adding the words "or the Term B-1 Loans" after the words "Term Loans" each time such words appear in such definitions.

          (e) The definitions of "Aggregate Exposure", "Interest Period" and "Majority Facility Lenders" in Section 1.1 of the Credit
Agreement are hereby amended by replacing all references to "Term
Loans" with a reference to "Term B-1 Loans" each time such words appear in such definitions.

          (f) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

               "Term B-1 Closing Date":  the Third Amendment
          Effective Date, as defined in Section 11 of the Third
          Amendment, which date is March 29, 2004.

               "Term B-1 Commitment": as to any Lender, the obligation of such Lender, if any, to make a Term B-1 Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth in such Lender's Commitment Allocation Notice executed and delivered in connection with the Third Amendment or in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Term B-1 Commitments is $246,250,000.

               "Term B-1 Lender": each Lender that has a Term B-1 Commitment or that holds a Term B-1 Loan.

               "Term B-1 Loans":  as defined in Section 2.1.

               "Term B-1 Percentage": as to any Term B-1 Lender at any time, the percentage which the aggregate principal amount of such Lender's Term B-1 Loans then outstanding constitutes of the aggregate principal amount of the Term B-1 Loans of all the Lenders then outstanding.

               "Third Amendment": the Third Amendment, dated as of March 29, 2004, to this Agreement.

          SECTION 3. Amendment to Section 2.1. Section 2.1 of the Credit Agreement is hereby amended by adding the following sentences at the end thereof:

               "Subject to the terms and conditions hereof, each Term B-1 Lender severally agrees to make a term loan (a "Term B-1 Loan") to the Borrower on the Term B-1 Closing Date in an amount not to exceed the amount of the Term B-1 Commitment of such Lender, such Term B-1 Loan to be made in accordance with Section 9 of the Third Amendment. The Term B-1 Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 4.3."


          SECTION 4. Amendment to Section 2. Section 2 of the Credit Agreement is hereby further amended by inserting a new
Section 2.4 at the end thereof to read in its entirety as follows:

               "2.4 Repayment of Term B-1 Loans. The Term B-1 Loan of each Term B-1 Lender shall mature in 22 consecutive quarterly installments payable on the last day of March, June, September and December of each year, commencing on March 31, 2004, each of which shall be in an amount equal to such Lender's Term B-1 Percentage multiplied by the amount set forth below opposite such installment (after giving effect to any optional and mandatory prepayments):

 Installment         Principal Amount
 -----------         -----------------
 1 to 18             $625,000 each
 19 to 22            $58,750,000 each"


          SECTION 5. General Amendments. All references to "Term Loans" in Sections 4.1, 4.2, 4.14(d) (with corresponding changes to Exhibit H-1 to reflect the amendments set forth herein), 8.2(p), 8.9 and 11.6 of the Credit Agreement are hereby amended to refer to "Term B-1 Loans" and all references to "Term Loans" in Sections 8.7, 8.8(i) and 11.1 of the Credit Agreement shall be deemed to include the Term B-1 Loans.

SECTION 6. Amendment to Section 4.8. (a) All references to "Term Percentages" in Section 4.8(a) of the Credit Agreement are hereby amended to refer to "Term B-1 Percentages".

          (b) All references to "Term Loans" and "Term Lenders" in Section 4.8(b) are hereby amended to refer to "Term B-1 Loans" and "Term B-1 Lenders", respectively.

          SECTION 7. Amendment to Section 5.16. Section 5.16 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

               "The proceeds of the Term B-1 Loans shall be used to prepay in full the Term Loans outstanding on the Term B-1 Closing Date."

          SECTION 8. Joinder. From and after the Third Amendment Effective Date, each Term B-1 Lender executing and delivering this Amendment(that is not already a Lender) shall become a party to the Credit Agreement and have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the other provisions thereof.

          SECTION 9. Notice of Borrowing. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, on the Third Amendment Effective Date (as defined below), requesting that the Term B-1 Lenders make the requested Term B-1 Loans on the Third Amendment Effective Date, and specifying the amount to be borrowed. The Term B-1 Loans made on the Third Amendment
Effective Date shall initially bear interest as set forth in
Section 10. Upon receipt of such notice the Administrative Agent shall promptly notify each Term B-1 Lender thereof. Not later than 12:00 Noon, New York City time, on the Third Amendment
Effective Date, each Term B-1 Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term B-1 Loan or Term B-
1 Loans to be made by such Lender; provided, however, that, at the option of each Term B-1 Lender that is a Term Lender immediately prior to giving effect to this Amendment pursuant to a written notice delivered to the Administrative Agent at least one Business Day prior to the Third Amendment Effective Date by such Term B-1 Lender, all or a portion of the aggregate amount of Term Loans of such Term B-1 Lender may be deemed to satisfy the foregoing funding requirement. Subject to the immediately preceding sentence, the Administrative Agent shall use the amounts made available to the Administrative Agent by the Term B-
1 Lenders to repay the amounts due under the Term Loans.

          SECTION 10. Initial Interest Periods and Interest Rates. With respect to Term Loans being refinanced which are Eurodollar
Loans, all Term B-1 Loans made on the Third Amendment Effective
Date shall have initial Interest Periods ending on the same dates as the Interest Periods applicable to such Term Loans being refinanced with such Term B-1 Loans, and the Eurodollar Rates applicable to such Term B-1 Loans during such initial Interest
Periods shall be the same as those applicable to such Term Loans being refinanced. With respect to Term Loans being refinanced which are Base Rate Loans, all Term B-1 Loans made on the Third
Amendment Effective Date shall be Base Rate Loans. The Borrower will not be required to make any payments to Term Lenders that become Term B-1 Lenders under Section 4.11 of the Credit
Agreement in connection with the exchange of their Term Loans for Term B-1 Loans, except to the extent that such Lender's Term B-1
Loans are less than such Lender's Term Loans (such amount, a "Non-
Renewed Loan"), in which case the Borrower shall be required to make payments to such Lender under Section 4.11 of the Credit
Agreement, based on the amount of such Non-Renewed Loan.

SECTION 11. Conditions to Effectiveness. This Amendment shall become effective upon the date(the "Third Amendment Effective Date") on which the Administrative Agent shall have received:

          (a) this Amendment, executed and delivered by a duly authorized officer of each of (i) the Borrower, (ii) Holdings and (iii) the Required Lenders and each Term B-1 Lender (or, in the case of this clause (iii), the Administrative Agent acting on behalf of such Persons);

          (b) a favorable written legal opinion (addressed to the Administrative Agent and the Lenders and dated the Third
Amendment Effective Date) of each of (i) Kirkland & Ellis LLP, special New York counsel for the Borrower and (ii) such other legal opinions by special or local counsel as may be required by the Administrative Agent, in the case of each such opinion required by this paragraph, covering such matters relating to the Loan Parties, the Loan Documents or this Amendment as the Administrative Agent shall reasonably request;

          (c) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Amendment, the Reaffirmation (as defined below) and the other transactions contemplated hereby (the
"Transactions") and any other legal matters relating to the Loan
Parties, the Loan Documents or the Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel;

          (d) satisfactory evidence that all fees and other amounts due and payable to any Agent on or prior to the Third Amendment
Effective Date have been paid, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other
Loan Document;

          (e) subject to Section 9 hereof, satisfactory evidence that the outstanding principal amount of, and all accrued and unpaid interest on, the Term Loans shall have been paid in full with the proceeds of the Term B-1 Loans; and

          (f) a Reaffirmation Agreement, substantially in the form of Exhibit A hereto, duly executed and delivered by each party thereto (the "Reaffirmation Agreement"), which shall be a Loan
Document.

The Administrative Agent shall notify the Borrower and the Lenders of the Third Amendment Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Term B-1 Lenders to make Term B-1 Loans shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City time, on March 29, 2004 (and, in the event such conditions are not so satisfied, the Term B-1 Commitments shall terminate at such time).

          SECTION 12. Real Estate Covenant. The Borrower shall use commercially reasonable efforts to execute, file and deliver to the Administrative Agent, promptly, but in no event later than 60 days after the Third Amendment Effective Date, (i) amendments to each Mortgage executed in connection with the Credit Agreement providing that the Term B-1 Loans (in addition to the other Obligations) shall be secured by a Lien on each Mortgaged
Property, signed on behalf of the record owner of such Mortgaged Property, together with customary supporting documentation reasonably acceptable to the Administrative Agent, and (ii) either mortgage modification endorsements to, or date down endorsements to (or re-dated title insurance policies which replace), the existing title insurance policies, in each case issued by a nationally recognized title insurance company, insuring the Lien of each such Mortgage, as amended by such amendment, as a valid first Lien on the Mortgaged Property described therein, free of any other Liens except as permitted by the Loan Documents. A failure to comply with the covenant in this Section 12 shall be deemed a "Designated Event of Default" under Section 9(c) of the Credit Agreement.


          SECTION 13. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Third Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and the representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Third Amendment Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

          SECTION 14. Effect of Amendment. (a) This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect in accordance with its terms.

          (b) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

          SECTION 15. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

          SECTION 16. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          SECTION 17. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), each of which when so executed and delivered shall be deemed an original and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          SECTION 18. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              ROUNDY'S, INC., as Borrower



                              By:________________________________
                                    Name:
                                    Title:

                              ROUNDY'S ACQUISITION CORP., as
                              Holdings



                              By:________________________________
                                    Name:
                                    Title:
                              BEAR STEARNS CORPORATE LENDING
                              INC., as Administrative Agent



                              By:________________________________
                                    Name:
                                    Title:



                              [NAME OF LENDER]



                              By: _______________________________
                                Name:
                                Title: